                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                          __________________________


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 28, 1999
                                                       -----------------

                               Weeks Corporation
                               -----------------
            (Exact name of registrant as specified in its charter)



            Georgia                   011-13254              58-1525322
--------------------------------     -----------         ------------------
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


       4497 Park Drive, Norcross, Georgia                        30093
-------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                   ---------------

Item 5.  Other Events
---------------------

     On March 1, 1999, Weeks Corporation, a Georgia corporation ("Weeks"), announced that it had entered into an Agreement and Plan of Merger (the "REIT Merger Agreement") with Duke Realty Investments, Inc., an Indiana corporation ("Duke"), and that Weeks Realty, L.P., a Georgia limited partnership of which Weeks is the general partner (through a wholly owned subsidiary) ("Weeks OP"), had entered into an Agreement and Plan of Merger (the "OP Merger Agreement" and, together with the REIT Merger Agreement, the "Merger Agreements") with Duke Realty Limited Partnership, an Indiana limited partnership of which Duke is the managing general partner ("Duke OP"). The Merger Agreements provide for a merger of Weeks with and into Duke (the "REIT Merger") and a merger of Weeks OP with and into Duke OP (the "OP Merger" and, together with the REIT Merger, the "Mergers"). At the effective time of the Mergers, Duke will change its name to Duke-Weeks Realty Corporation.

     Pursuant to the Merger Agreements: (i) each outstanding share of common stock, par value $0.01 per share, of Weeks ("Weeks Common Stock") will be converted into the right to receive 1.38 shares of common stock, par value $0.01 per share, of Duke ("Duke Common Stock"); (ii) each issued and outstanding share of 8.0% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Weeks will be converted into the right to receive one preference share representing 1/1000 of a share of 8.0% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Duke; (iii) each issued and outstanding share of 8.625% Series D Cumulative Redeemable Preferred Stock, par value $.01 per share, of Weeks will be converted into the right to receive one preference share representing 1/1000 of a share of 8.625% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Duke; (iv) each issued and outstanding common unit of limited partnership interest in Weeks OP will be converted into 1.38 common units of limited partnership interest in Duke OP; (v) each issued and outstanding 8.0% Series A Cumulative Redeemable Preferred Partnership Unit in Weeks OP will be converted into 1/1000 of one 8.0% Series F Cumulative Redeemable Preferred Unit in Duke OP; (vi) each issued and outstanding 8.0% Series C Cumulative Redeemable Preferred Partnership Unit in Weeks OP will be converted into 1/1000 of one 8.0% Series G Cumulative Redeemable Preferred Unit in Duke OP; and (vii) each issued and outstanding 8.625% Series D Cumulative Redeemable Preferred Partnership Unit in Weeks OP will be converted into 1/1000 of one 8.625% Series H Cumulative Redeemable Preferred Unit in Duke OP.

     Holder's representing 2% of the outstanding Weeks Common Stock have entered into voting agreements, agreeing to vote their shares in favor of the transactions contemplated by the Merger Agreements. Holder's representing 5% of the outstanding Duke Common Stock have entered into voting agreements, agreeing to vote their shares in favor of the transactions contemplated by the Merger Agreements. The requisite approvals of the partners of Duke OP and Weeks OP to the transactions have been obtained.

     The consummation of the transactions contemplated by the Merger Agreements is expected to occur in the second or third quarter of 1999 and is subject to approval by the stockholders of Duke and the shareholders of Weeks and satisfaction of certain other customary closing conditions. There can be no assurance that the transactions contemplated by the Merger Agreements will be consummated. Weeks has agreed with Duke that if the REIT Merger Agreement is terminated under certain circumstances, Weeks will pay Duke certain fees and expenses. Duke has agreed with Weeks that if the REIT Merger Agreement is terminated under certain other circumstances, Duke will pay Weeks certain fees and expenses.

     A copy of the Merger Agreements, the Proxies, the press release announcing the Merger Agreements and related supplemental materials are included as exhibits to this report and are incorporated herein by reference.

     Certain matters discussed in this report and the exhibits hereto may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Weeks believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include changes in real estate conditions, changes in local or national economic conditions and other risks detailed from time to time in reports and filings made with the Securities and Exchange Commission by Weeks, including its Quarterly Reports on Form 10-Q, Reports on Form 8-K, and Annual Reports on Form 10-K. Weeks assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits

               10.1 Agreement and Plan of Merger, dated as of February 28, 1999, by and among Duke Realty Investments, Inc. and Weeks Corporation.

               10.2 Agreement and Plan of Merger, dated as of February 28, 1999, by and among Duke Realty Limited Partnership and Weeks Realty, L.P.

               10.3 Form of Agreement and Irrevocable Proxy by and among Weeks and certain holders of Duke Common Stock and Duke Common Units.

               10.4 Form of Agreement and Irrevocable Proxy by and among Duke and certain holders of Weeks Common Stock and Weeks Common Units.

               99.1 Press Release dated March 1, 1999.

               99.2 Supplemental materials.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WEEKS CORPORATION
                              (Registrant)



Date: March 5, 1999           By: /s/ David P. Stockert
                                  -----------------------------------------
                                  David P. Stockert
                                  Senior Vice President and
                                  Chief Financial Officer

                                 EXHIBIT INDEX



10.1 Agreement and Plan of Merger, dated as of February 28, 1999, by and among Duke Realty Investments, Inc. and Weeks Corporation.

10.2 Agreement and Plan of Merger, dated as of February 28, 1999, by and among Duke Realty Limited Partnership and Weeks Realty, L.P.

10.3 Form of Agreement and Irrevocable Proxy by and among Weeks and certain holders of Duke Common Stock and Duke Common Units.

10.4 Form of Agreement and Irrevocable Proxy by and among Duke and certain holders of Weeks Common Stock and Weeks Common Units.

99.1 Press Release dated March 1, 1999.

99.2 Supplemental materials.